UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

Valpey-Fisher Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-4184	06-0737363
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)
75 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 435-6831

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2008, the Company's Board of Directors voted to transfer the listing of its common stock from the NYSE Alternext US (formerly the American Stock Exchange) to the NASDAQ Stock Market LLC. The Company will commence trading on NASDAQ effective October 28, 2008.

A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated October 20, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valpey-Fisher Corporation

Date:	October 20, 2008	By:	/s/ Michael J. Kroll
Michael J. Kroll
Vice President, Treasurer and
Chief Financial Officer